        Exhibit 10.5

CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT #4
THIS AMENDMENT #4 TO ADVANCED PURCHASE AGREEMENT (“Amendment”) is made effective as of June 30, 2023, (the “Fourth Amendment Effective Date”) by and between NOVAVAX, INC, a Delaware corporation with offices at 21 Firstfield Road, Gaithersburg, MD 20878 U.S.A. (“Novavax”), and His Majesty the King in right of Canada, as represented by the Minister of Public Works and Government Services, with offices at 11 Laurier St., Gatineau, QC, K1A0S5, Canada (collectively, “Customer”).
RECITALS
WHEREAS, Novavax and Customer entered into that certain Advanced Purchase Agreement dated effective 19 January 2021, as amended by Amendments #1, #2 and #3 (the “Agreement”)
WHEREAS, His Majesty the King in right of Canada, as represented by the Minister of Public Works and Government Services is the successor in interest to Her Majesty the Queen in right of Canada, as represented by the Minister of Public Works and Government Services; and
WHEREAS, the Parties desire to amend certain provisions of the Agreement.
NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged by the Parties, the Parties hereto agree that the Agreement is further amended by this Amendment as follows:
1.The first recital in the Agreement and the recital added in item 1.1 of Amendment #1 shall be deleted in their entirety and replaced with the following:
WHEREAS, Novavax, at the time of initial execution of the Agreement, was developing a novel NVX-CoV2373 vaccine, and has since developed such vaccine, consisting of a stable, prefusion protein made using its proprietary nanoparticle technology and coformulated with its proprietary Matrix-MTM adjuvant (the “Original Product”), which is intended to prevent SARS-CoV-2 (“COVID-19”) in humans;
WHEREAS, Novavax may develop one or more alternative versions of the Original Product, for use as either a primary (i.e. two dose) series or as a booster dose, such as a monovalent and / or multivalent Product to target any current or future strains identified to the SARS-CoV-2 coronavirus 2019 strain identified as the cause of the pandemic outbreak in early 2020 (each a “Variant Product”), and /or an alternative formulation of the Original Product or the Variant Product(s) specifically targeted to pediatric populations (i.e. children aged 6 months to 17 years inclusive and any sub-groups of that age range) (each a “Pediatric Product”); and
WHEREAS, Customer and Novavax recognize that any reference to the Product in the Agreement and Agreement amendments means the Original Product, Variant Product or Pediatric Product as appropriate in the circumstances.

2.Section 2.1 (Generally) shall be deleted in its entirety and replaced with the following, with Sections 2.1.1 remaining unmodified:
2.1    Generally. As of the Effective Date of this Agreement, Customer hereby commits to purchase from Novavax Forty-Seven Million (47,000,000) dose, which is comprised of Forfeited Doses as shown in Exhibit A, and bulk antigen used in Product equivalent to doses (“Bulk Antigen”) that is planned to FF&F (defined below) to finished doses in 2024 and 2025 as shown in Exhibit B (the “Aggregate Amount”) of Product, which, unless otherwise agreed to by the Parties and contingent on Regulatory Approval of other presentations, will be supplied in [***]. If Customer does not order all of the doses indicated in Exhibit B for delivery within the calendar year indicated in Exhibit B, then by December 31st of that year, Novavax will invoice Customer for the balance of doses not ordered and paid for in the applicable year indicated on Exhibit B (each a “Balance Due Invoice”). Customer shall pay each Balance Due Invoice to Novavax within [***] of receipt (each a “Balance Due Payment”). [***] For the avoidance of doubt, Exhibits A and B show the schedule of delivery of and payment for both doses and Bulk Antigen that will be delivered to and invoiced to Customer under the Agreement. With respect to any remaining Bulk Antigen produced in 2024 and not Formulated, Filled, and Finished (“FF&F”) in 2024, or any doses produced and FF&F in 2024 and not delivered to Customer, Customer may request FF&F by Novavax or delivery, as appropriate, at no additional charge to Customer, up to the number of 2024 doses that have been invoiced and paid for by Customer pursuant to a Balance Due Payment. For the avoidance of doubt, the obligation associated with a Balance Due Payment related to 2025 will survive the expiration or, subject to Section 8.2.2, termination of this Agreement.
In the event that Customer projects a surge in demand for Product in either or both of 2024 or 2025, at request by the Customer, Novavax will provide a supply schedule for delivery of up to an additional [***] doses to Customer each year (beyond the contracted [***] doses each year, “Surge Doses”), [***]. Novavax will endeavor to source the Surge Doses from the Biologics Manufacturing Centre (BMC) Inc. situated at 6100 Av. Royalmount, Montreal, QC, but if unable to do so due to timeline constraints, will source these doses from its existing supply network. For the avoidance of doubt, Surge Doses are not part of the Additional Amount referred to in Section 2.2 and Surge Doses will [***].
Such Product will be labelled in compliance with the applicable portions of the Food and Drugs Act, any applicable regulations or orders made under it and Health Canada interpretive guidance thereof.
3.Section 2.1.2 [NEW]: shall be deleted in its entirety and replaced with the following:
2.1.2    The Parties agree that Novavax must manufacture and deliver, and Customer will accept delivery of, Product targeting the viral lineage or strain recommended by the World Health Organization (“WHO”) (if applicable, for North Hemisphere/Americas regional recommendation) or the U.S. Food and Drug Administration (“FDA”) as directed and confirmed by Customer (“Strain Choice Notification”). Customer is required to provide a Strain Choice Notification to Novavax within [***] of the latter of the WHO or FDA recommendation. Any delay in Customer providing a Strain Choice

Notification, may impact delivery timelines. Novavax will advise customer on a regular basis, and as soon as this information is available, on the viral lineage or strains under development and which it could target for production at the BMC in advance of any recommendations being released by the WHO or FDA. All doses supplied in 2024 and 2025 as part of the Aggregate Amount must be produced using Bulk Antigen manufactured at the BMC. The Additional Amount, if applicable, must use Bulk Antigen at the BMC, unless otherwise directed by Customer.
4.Insert Sections 2.1.3, 2.1.4, and 2.1.5 [NEW]:
2.1.3    All Bulk Antigen that is manufactured as part of the Aggregate Amount and if applicable, as part of the Additional Amount, must be, stored and adequately secured and monitored (“Storage”) [***] at [***] to Customer. Details of such Storage are specified in Exhibit F hereby incorporated by reference. However, in the event that Storage cannot be contracted [***] on commercially reasonable terms, or due to qualification, capability, or other issue, Novavax will contract Storage at an alternative facility within Canada that maintains a valid Drug Establishment License (DEL) issued by Health Canada, [***] to Customer. Storage will end at the end of the Agreement or at an earlier time necessary to fulfill the final order(s) for Canada to be delivered prior to December 31, 2025. Customer acknowledges that it must (a) place its order for doses using Bulk Antigen before [***] if it wishes to have Product delivered prior to December 31, 2025 and (b) notify Novavax by December 1, 2025 on its instructions for destruction or agreement on future use of any Bulk Antigen that remains unused. If the Customer requests destruction of the Bulk Antigen, Novavax will be responsible for such destruction at no cost to Customer.
2.1.4    Save and except Product produced in 2023, all doses supplied from the BMC as part of the Aggregate Amount, and if applicable as part of the Additional Amount, must be FF&F at Health Canada-approved facilities within Canada.
2.1.5    The Parties shall agree on:
On or before [***] of 2024 and 2025, respectively, Customer will notify Novavax of its initial order of Product required for that applicable year and request that sufficient Bulk Antigen be FF&F and delivered to the Points of Entry or Points of Delivery, as applicable. Customer will provide the Delivery Schedule for each year that will include the amount of Product required by [***], or later if so requested by Customer, and the latest date by which delivery must be made in that year, exclusive of any grace period allowed as per Section 2.7.1, and which will be evidenced through an amendment to the Agreement, subject to timely Customer delivery of Strain Choice Notification per Section 2.1.2.
In each of 2024 and 2025, after the Delivery Schedule has been formally established for that year, Customer reserves the right to request additional order(s) of Product for Novavax to FF&F and deliver to the Points of Entry or Points of Delivery, as applicable, from the Bulk Antigen not allocated to doses for that year’s initial order Delivery Schedule. If Customer desires to exercise its right under Section 2.1.5 for additional order(s) of Product, Customer will notify Novavax in writing of the amount of Product it desires from such remaining Bulk Antigen, and Novavax will provide Customer with a draft updated Product Delivery Schedule, which shall not be more than [***] from the date of the additional order placed and will be evidenced through an amendment to the Agreement. Once the Delivery Schedule is agreed, the Parties will amend the Agreement to include the updated Delivery Schedule at Exhibit B.
Customer will pay Novavax the Per-Unit Price for delivery set out in Exhibit A for each dose of Product so FF&F and delivered in accordance with Section 5 Payment Terms.
5.Section 2.5.1. (Novavax Seeking Regulatory Approval) shall be deleted in its entirety and replaced with the following:
2.5.1    Novavax Seeking Regulatory Approval. Novavax shall use commercially reasonable efforts to submit its applications for Regulatory Approval in Canada, inclusive of its Regulatory Approvals for Product utilizing bulk antigen manufactured at the BMC, in a timely matter such that product can be delivered in accordance with the latest approved delivery schedule in Exhibit B.
6.Section 2.6 (Variance) shall be deleted in its entirety and replaced with the following:
2.6    Variance. Customer hereby acknowledges and agrees that the Delivery Schedule is an estimate only and that notwithstanding anything herein to the contrary, the quantity of Product actually delivered [***] may vary within [***] of the forecasted [***] amount. Delivery earlier than that set out in the Delivery Schedule will be subject to prior approval in writing by Customer. Novavax will use commercially reasonable efforts to inform Customer of any variance in a quarterly allotment at least thirty [***] prior to the expected first monthly delivery for doses from the impacted quarterly allotment.
7.Section 2.7. (Failure to Supply) shall be deleted in its entirety and replaced with the following:
2.7    Failure to Supply. If Novavax reasonably believes that it will not be able to supply Customer with quantities of Product or Bulk Antigen specified in the Delivery Schedule, then Novavax shall [***] notify (and in no event not less than [***] prior to the expected delivery date) Customer in writing of such circumstances (“Short Supply Notice”), including the underlying reasons for such shortage and the date such inability is expected to end.
2.71    If Novavax has not corrected a missed or under delivery within [***] of the date in which such delivery was scheduled to have occurred, Customer may, by giving Novavax written notice no later than [***] after such [***] period has passed, cancel such doses or Bulk Antigen up to the full amount of the missed or under-delivered Product units that were not delivered during the [***] grace period (“Impacted Doses”) with no obligation to pay the balance owing on the Impacted Doses. If the Customer does not provide Novavax written notice electing to cancel the Impacted Doses under this Section 2.7, the obligation to provide such doses remains and Novavax must use commercially reasonable efforts to correct the delivery as quickly as possible, and coordinate with Customer to arrange the scheduling of the delivery of the Impacted Doses.
2.7.2.    [***]
2.7.3    Sole Recourse. Notwithstanding anything in the Agreement to the contrary, the remedies in this Section 2.7, and if applicable, Section 8.2.2, shall be Customer’s sole recourse and Novavax’ entire liability with respect to any failure to supply Product.
8.Section 3.1 (Delivery, Title and Risk of Loss). Section 3.1 shall be amended by replacing the date [***] with [***] and replacing [***] with [***].
9.Section 5.1 (Advance Payment). Delete Section 5.1 and replace with:
At the time of initial execution of the Agreement, Customer agreed to and did pay to Novavax a total upfront payment of [***] (the “Advance Payment”). Customer acknowledges that in consideration of Novavax’s commitment to manufacture Product in advance of Regulatory Approval, [***] of the Advance Payment is non-refundable. The remaining [***] of the Advance Payment is refundable only as provided in Sections 2.7.2, 8.2.2., 8.2,3 and 8.3.1.
10.Section 5.5 (Invoices). Delete Section 5.5 and replace with:
5.5    Each invoice for the Delivery Price shall reflect the actual quantities of Product shipped to the Point of Entry or Points of Delivery or Bulk Antigen manufactured and delivered to Storage, together with the per-unit Delivery Price (i.e., [***] of the Per-Unit Price for Aggregate Amount doses and [***] of the Per-Unit Price for the Additional Amount doses) and the total Delivery Price (i.e., the per-unit Delivery Price x number of units delivered in a shipment) to be paid under such invoice. Notwithstanding Section 3.1 of the Agreement, the Parties agree that title to the doses will pass to Customer upon [***] until [***], and to [***] from [***], onward, and title to the Bulk Antigen will remain with [***] at all times. The Parties agree that in respect of Product produced in 2024 and 2025, no payments shall be made by Canada unless Novavax is in compliance with its obligations under Section 2.1.2.
Sections 5.5.1 to 5.5.5 remain unmodified.
11.Section 5.7 (Forfeited Doses Balance Payments). Insert Section 5.7 [NEW]:
5.7    Forfeited Doses Balance Payments. Notwithstanding anything in Sections 5.4 and 5.5 of this Agreement to the contrary, Novavax shall issue 2 equal invoices to Customer each for [***] of the Total Payment Amount in the column for 2023 Forfeited Doses (listed in Exhibit A table titled Forfeited Doses Balance Payment Calculation). The Total Payment Amount is equal to [***] (the “2023 Forfeited Doses”) (the “2023 Remaining Balance”), minus [***]. The first invoice will be for [***] of the 2023 Remaining Balance and will be issued on the Fourth Amendment Effective Date. The second invoice for [***] of the 2023 Remaining Balance will be issued on and is contingent on the second shipment date in 2023, either occurring in Q3 or Q4 2023 as particularized in

Exhibit A - Invoices for Future Deliveries. In consideration of the reduction of the Aggregate Amount effected by this Amendment, Customer shall pay each of the invoices related to the 2023 Remaining Balance to Novavax within [***] of receipt of the Invoice (“2023 Remaining Balance Payment”). The Parties agree that in each invoice Novavax shall apply the portion of the Advance Payment applicable to the Remaining Balance to such 2023 Forfeited Doses. Upon performance by Customer of the obligations in this section, Novavax fully and finally releases Customer from all claims related to the 2023 Forfeited Doses.
12.Section 5.7.1 (Committed Investment). Insert Section 5.7.1 [NEW]:
5.71    The Committed Investment and Trust Amount to be Held in Trust for the Benefit of Customer. Over the 15 years, or other time period to which the Parties may agree, following the Fourth Amendment Effective Date, Novavax is committed to partner with Canada to provide health, economic, and future pandemic preparedness benefits to Canada. In furtherance of this goal, the parties will endeavor to enter into a memorandum of understanding (the “Invest In Canada MOU”) that illustrates how Novavax can meet this goal by providing benefits to Canada with an aggregate value of not less than100% of the amount remaining to be paid as of the 30 June 2023 under the Agreement [***] and actually received by Novavax (the “Committed Investment”), which value may be provided through the following activities, which include, without limitation, capital investments in Canada (such as development of facilities or capabilities), performance of activities or services in Canada, supply of goods, equipment, or technology licenses to Canada or Canadian entities, technology and know-how transfers and licenses, research and development collaborations and joint ventures, clinical trials in Canada, the establishment of pandemic preparedness through scale-up of capacity and resources in Canada (and the related economic benefit), procurement of goods or services from Canadian suppliers or other cash expenditures to counterparties in Canada. Pending the full provision of benefits with a value of not less than the Committed Investment in accordance with the Invest in Canada MOU (which will, among other things, provide the circumstances in which the Trust Amount will be released to Customer or returned to Novavax), Novavax must deposit $20 Million from the 2023 Remaining Balance Payments (the “Trust Amount”) in an escrow account to be held in trust for the benefit of Customer. Following the provision of such benefits to Canada in accordance with the Invest in Canada MOU, or in the circumstances where Customer decides in its sole discretion that providing such benefits in accordance with the Invest in Canada MOU is not feasible, the Trust Amount shall transfer to Novavax. The Parties agree that the commitment expressed in this Section 5.7.1 survives this Agreement and is binding on the successors of Novavax, and that Customer’s sole recourse for any Novavax failure to provide benefits to Canada with an aggregate value of not less than the Committed Investment as provided in this Section 5.7.1 and illustrated in the Invest in Canada MOU, or in the event that Novavax does not negotiate the Invest in Canada MOU in good faith, will be the release of the Trust Amount to Customer.
13.Section 6.3(b) (Novavax Representatives). Section 6.3(b) shall be replaced with:
(b) Delivery follow-up:

Name: [***]
Telephone No. [***]
E-mail address: [***]
14.Section 8.1(b) (Term). Section 8.1(b) Term shall be deleted in its entirety and replaced with the following:
(b) December 31, 2025.
15.Section 8.2.2 (Regulatory Approval). Section 8.2.2 shall be deleted in its entirety and replaced with the following:
If Novavax fails to receive Regulatory Approval of the Product using Bulk Antigen manufactured at the BMC on or before December 31, 2024, or if Novavax abandons the development of the Product, or if Novavax withdraws its application for Regulatory Approval in Canada, or if Novavax cancels its Drug Identification Number in Canada, or in the event that Novavax discontinues its relationship with the BMC without cause, then Customer’s sole and exclusive remedy shall be that it may terminate this Agreement with [***] upon written notice to Novavax and [***] of the remaining paid Advance Payment (not previously applied to doses delivered and invoiced or forfeited) and [***] of the paid Bulk Antigen that is no longer available to Customer as a result of any of the actions or inactions described above will become due and refundable to Customer. Novavax will refund such amount within [***] of receipt of such termination notice.
For example only, if Bulk Antigen is manufactured and delivered into storage in 2024, and per Exhibit A , Customer pays the amount due of [***] of the Advance Payment is applied, and subsequently Novavax does not receive Regulatory Approval prior to December 31, 2024, then Customer may terminate the Agreement and receive a refund of the [***] paid for the 2024 Bulk Antigen and [***] of the Advance Payment that was applied to such 2024 Bulk Antigen, in addition to the balance of the Advance Payment that has not yet been applied to delivered or forfeited doses or Bulk Antigen.
16.Section 8.3.1 (Breach by Novavax). Section 8.3.1 shall be amended as follows:
In the event this Agreement is terminated pursuant to Section 8.2.1 or 8.2.2 after the first delivery due to a breach by Novavax, the Delivery Price for Conforming Product delivered to Customer in addition to the Advance Payment, shall become [***] due and payable to Novavax, if not already paid by the Customer. Payment for quantities of Product not delivered to Customer as of the effective date of any such termination will not be paid by Customer. [***] of the paid Advance Payment for such Product units not delivered will be reimbursed at the discretion of Customer.
17.Section 14.2 Notices. Section 14.2 is now amended to read:
Any notice given under this Agreement must be in writing by email to the Party at the email addresses below, and clearly indicated in the subject line at “NOTICE”.

If to Novavax:
Novavax, Inc.
21 Firstfield Road
Gaithersburg, MD 20878
U.S.A.
Attn: [***]
Email: [***]
If to Customer:
As per Section 6.1 Contracting Authority of this Agreement.
18.Products. Exhibit A (Products) is hereby deleted in its entirety and replaced with a new Exhibit A, herewith attached.
19.Delivery Schedule. Exhibit B (Delivery Schedule) is hereby deleted in its entirety and replaced with a new Exhibit B, herewith attached.
20.Support Obligations. At Exhibit D (Support Obligations), Section 1 (Distribution in Canada) is hereby deleted in its entirety and replaced with:
Through [***], Novavax must deliver the Product to, as a minimum, the destinations specified in Exhibit B in accordance with the directions of Customer. Effective [***], or earlier subject to the mutual agreement of the Parties, Novavax will assume all responsibilities for the delivery of the Product to, as a minimum, the destinations specified in Exhibit E in accordance with the directions of Customer.
21.Points of Delivery. Exhibit E (Points of Delivery) is hereby deleted in its entirety and will be replaced with a new Exhibit E at a later date.
22.Effectiveness of Amendment. Except as amended hereby, the Agreement shall remain in full force and effect. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.
23.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. This Amendment shall be effective upon full execution by electronic transmission or original, and an electronically transmitted signature shall be deemed to be and shall be as effective as an original signature.
IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Fourth Amendment Effective Date.
ALL OTHER TERMS AND CONDITIONS OF THIS
CONTRACT REMAIN UNCHANGED

HIS MAJESTY THE KING IN RIGHT OF
CANADA AS REPRESENTED BY THE

MINISTER OF PUBLIC WORKS AND
GOVERNMENT SERVICES

Per:    [***]
    Name: [***]
    Title: [***]
    Date: 06/30/2023

NOVAVAX INC.

Per:    /s/ Allan Cohen
    Name: Allan Cohen
    Title: VP Transactions and Legal
    Date: 06/30/2023

I have authority to bind the Corporation.

Exhibit A
[Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit setting forth the forfeited doses payment calculation and invoice for future deliveries has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

Exhibit B
Delivery Schedule
(Updated per Amendment 4)
[Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit setting forth the delivery schedule has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

Schedule F
[Pursuant to Regulation S-K, Item 601(a)(5), this Schedule setting forth the storage specifications has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted exhibits to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]